UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2018

Albertsons Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-218138	47-4376911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd., Boise, Idaho	83706
(Address of principal executive offices)	(Zip Code)

(208) 395-6200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 if the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On April 6, 2018, Albertsons Companies, Inc. (the “Company”) filed a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission. In the Registration Statement, within the section “Summary—ACI Preliminary Financial Results for the Fiscal Quarter Ended February 24, 2018,” the Company included certain preliminary financial information for the fiscal quarter ended February 24, 2018. A copy of the language included within the section is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any previous or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	“Summary—ACI Preliminary Financial Results for the Fiscal Quarter Ended February 24, 2018” as excerpted from the Registration Statement on Form S-4 filed by the Company on April 6, 2018

Exhibit Index

Exhibit Number	Exhibit Description

99.1	“Summary—ACI Preliminary Financial Results for the Fiscal Quarter Ended February 24, 2018” as excerpted from the Registration Statement on Form S-4 filed by the Company on April 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc.
Dated: April 6, 2018
	By:	/s/ Robert A. Gordon
Robert A. Gordon
Executive Vice President, General Counsel and Secretary